Exhibit 4.38.1

AMENDMENT N° 15

TO THE A320/A330

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

AND

TAM – LINHAS AEREAS S.A.

REF: CT1242567

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT N° 15

TO THE

A320/A330 PURCHASE AGREEMENT

This Amendment No. 15 is made as of the 18th day of February 2013 to the A320/A330 Purchase Agreement signed on November 14, 2006,

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte 31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as “the Seller”) of the one part,

AND

TAM – LINHAS AEREAS S.A., having its principal office at:

Avenida Jurandir, 856, 4°andar, Lote 4, CEP 04072 - 000, Jardim CECI SAO PAULO - SP

BRAZIL

(herein after referred to as “the Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”.

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WHEREAS

A-	The Seller and the Buyer have signed on November 14, 2006, an A320/A330 Purchase Agreement (Reference CCC 337.0068/06) covering the purchase by the Buyer and the sale by the Seller of certain A320 Family Aircraft and A330-200 Aircraft which, together with all Exhibits, Appendixes, Letter Agreements, Amendment No. 1, dated as of January 21, 2008, Amendment No. 2, dated as of October 15, 2008, Amendment No. 3 dated January 12, 2009, Amendment No.4, dated as of July 1, 2009, Amendment No.5, dated as of December 24, 2009, Amendment No.6, dated as of March 4, 2010, Amendment No.7, dated as of July 28, 2010, Amendment No.8, dated as of April 29, 2011, Amendment No.9, dated as of June 13, 2011, Amendment No.10, dated as of October 11, 2011, Amendment No.11, dated as of October 11, 2011, Amendment No.12, dated as of January 27, 2012, Amendment No. 13, dated as of November 30, 2012 and Amendment No. 14, dated as of December 14, 2012 incorporated therein is hereinafter referred to as the “Agreement”.

B-	The Buyer and the Seller have agreed to make some changes to the Scheduled Delivery Month of certain A320 Family Aircraft.

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NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	A320 FAMILY RESCHEDULING

1.1	The Buyer has requested to the Seller, and the Seller has agreed to reschedule the delivery of Aircraft identified by rank numbers 98, 107 and 109 as follows:

Aircraft Rank	CAC_Id	Original Scheduled Delivery Month / Quarter	Revised Scheduled Delivery Quarter	Aircraft Type	Aircraft Batch
98	242684	December 2013	March 2014	A320	Aircraft Nos 95-114
107	284656	December 2013	May 2014	A320	Aircraft Nos 95-114
109	284658	December 2013	June 2014	A320	Aircraft Nos 95-114

1.2	New Delivery Schedule: As a result of the rescheduling set forth in Clause 1.1 above, Clause 9.1.1.1 of the Agreement is hereby amended and restated as follows:

QUOTE

9.1.1.1    A319 / A320 / A321 Aircraft

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 64	A321	Aug-07
- Aircraft N° 65	A321	Aug-07
- Aircraft N° 66	A320	Oct-07
-Aircraft N° 67	A320	Oct-07
- Aircraft N° 68	A321	Nov-07
- Aircraft N° 69	A319	Nov-08
- Aircraft N° 70	A319	Jul-08
- Aircraft N° 71	A319	Aug-08
- Aircraft N° 72	A321	Feb-09
- Aircraft N° 73	A321	Jan-09
- Aircraft N° 74	A321	Mar-13
- Aircraft N° 75	A320	May-09
- Aircraft N° 76	A320	Dec-11
- Aircraft N° 77	A321	Jan-11
- Aircraft N° 78	A320	Dec-11
- Aircraft N° 79	A321	Apr-11
- Aircraft N° 80	A321	Jun-10
- Aircraft N° 81	A319	Jan-10
- Aircraft N° 82	A319	Jul-11
- Aircraft N° 83	A319	Jun-11

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Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 84	A321	Jun-10
- Aircraft N° 85	A320	Mar-12
- Aircraft N° 86	A320	Feb-12
- Aircraft N° 87	A320	Jun-13
- Aircraft N° 88	A320	Nov-13
- Aircraft N° 89	A319	Jun-11
- Aircraft N° 90	A320	Jul-12
- Aircraft N° 91	A320	Mar-12
- Aircraft N° 92	A320	Oct-10
- Aircraft N° 93	A320	Jun-12
- Aircraft N° 94	A320	Nov-13
-Aircraft N° 95	A320	Aug-12	Aircraft Nos 95-114
- Aircraft N° 96	A320	[***] 2015	Aircraft Nos 95-114
- Aircraft N° 97	A320	Oct-12	Aircraft Nos 95-114
- Aircraft N° 98	A320	Mar-14	Aircraft Nos 95-114
- Aircraft N° 99	A320	Nov-13	Aircraft Nos 95-114
- Aircraft N° 100	A320	Aug-13	Aircraft Nos 95-114
- Aircraft N° 101	A320	May-13	Aircraft Nos 95-114
- Aircraft N° 102	A320	Jun-13	Aircraft Nos 95-114
- Aircraft N° 103	A320	Apr-13	Aircraft Nos 95-114
- Aircraft N° 104	A320	Jul-13	Aircraft Nos 95-114
- Aircraft N° 105	A320	Sep-13	Aircraft Nos 95-114
- Aircraft N° 106	A320	Sep-13	Aircraft Nos 95-114
- Aircraft N° 107	A320	May-14	Aircraft Nos 95-114
- Aircraft N° 108	A320	Oct-13	Aircraft Nos 95-114
-Aircraft N° 109	A320	Jun-14	Aircraft Nos 95-114
- Aircraft N° 110	A319	Oct-12	Aircraft Nos 95-114
- Aircraft N° 111	A320	May-12	Aircraft Nos 95-114
- Aircraft N° 112	A319	[***] 2015	Aircraft Nos 95-114
- Aircraft N° 113	A320	Mar-12	Aircraft Nos 95-114
- Aircraft N° 114	A320	[***] 2015	Aircraft Nos 95-114
- Aircraft N° 115	A321	Jan-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 116	A320	Feb-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 117	A320	Mar-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 118	A321	Apr-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 119	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 120	A319	Jun-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 121	A321	Sep-14	2010 A320 Family Incremental Aircraft

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Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 122	A320	Aug-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 123	A319	Jul-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 124	A321	Dec-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 125	A320	Nov-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 126	A319	Dec-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 127	A321	[***] 15	2010 A320 Family Incremental Aircraft
- Aircraft N° 128	A320	[***] 15	2010 A320 Family Incremental Aircraft
- Aircraft N° 129	A319	[***] 15	2010 A320 Family Incremental Aircraft
- Aircraft N° 130	A319	[***] 15	2010 A320 Family Incremental Aircraft
- Aircraft N° 131	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 132	A320	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 133	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 134	A320	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 135	A320	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 136	A320	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 137	A320	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 138	A320	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 139	A320	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 140	A320	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 141	A320	[***] 2017	2011 A320 Family Incremental Aircraft
- Aircraft N° 142	A320	[***] 2017	2011 A320 Family Incremental Aircraft
- Aircraft N° 143	A320	[***] 2017	2011 A320 Family Incremental Aircraft
- Aircraft N° 144	A320	[***] 2017	2011 A320 Family Incremental Aircraft

- [***]Aircraft N° 145	A320	[***] 2016	2011 A320 [***] Family Aircraft

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Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
-[***] Aircraft N° 146	A320	[***] 2016	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 147	A320	[***] 2017	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 148	A320	[***] 2017	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 149	A320	[***] 2017	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 150	A320	[***] 2017	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 151	A320	[***] 2017	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 152	A320	[***] 2017	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 153	A320	[***] 2017	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 154	A320	[***] 2017	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 155	A320	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 156	A320	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 157	A320	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 158	A320	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 159	A320	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 160	A320	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 161	A321	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 162	A321	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 163	A321	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 164	A321	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 165	A321	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 166	A321	[***] 2018	2011 A320 [***] Family Aircraft

1.3	Pre-delivery payment:

As a result of the Aircraft rescheduling set forth in Clause 1.1 above, the Parties hereby agree the Buyer shall [***], being the amount previously paid by the

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Buyer in respect of Aircraft ranks 98, 107 and 109 and no longer due in accordance with the Predelivery Payment schedule, and this amount [***] under the Agreement.

1.4	Propulsion System and BFE:

The Buyer is responsible for communicating the above changes to the relevant Propulsion Systems and BFE suppliers and ensuring the availability of the relevant Propulsion Systems and BFE in accordance with the change contemplated in this Amendment No. 15.

The parties are currently in discussions regarding the Buyer’s selection of Propulsion Systems for Aircraft rank 115 through, and including, Aircraft rank 134.

2.	CONFIDENTIALITY

This Amendment No. 15 is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

3.	LAW AND JURISDICTION

This Amendment No. 15 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this No. 15 shall be within the exclusive jurisdiction of the Courts of England.

4.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment No. 15, the Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 15.

This Amendment No. 15 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

The Agreement between the Seller and the Buyer shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

In the event of any inconsistency between the Agreement and the present Amendment No. 15, the latter shall prevail to the extent of said inconsistency.

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5.	SEVERABILITY

In the event that any provision of this Amendment No. 15 should for any reason be held ineffective, the remainder of this Amendment No. 15 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment No. 15 prohibited or unenforceable in any respect. Any provisions of this Amendment No. 15 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment No. 15.

This Amendment No 15 has been executed in two (2) original specimens which are in English.

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IN WITNESS WHEREOF this Amendment No 15 to the Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

TAM - LINHAS AEREAS S.A.	AIRBUS S.A.S.

Name:	Name:	Christophe Mourey

Title:	Title:	Senior Vice President Contracts

Name:

Title:

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IN WITNESS WHEREOF this Amendment No 15 to the Agreement was duly entered into the day and year first above written.

For and on behalf of		For and on behalf of

TAM - LINHAS AEREAS S.A.		AIRBUS S.A.S.

Name:	JOSE MALUF	Name:

Title:	VP Flota Latam LATAM Airlines Group S.A.	Title:

Name:	FELIPE CAMPOS

Title:	Director Leasing Flota Latam LATAM Airlines Group S.A.

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AMENDMENT N° 16

TO THE A320/A330

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

AND

TAM – LINHAS AEREAS S. A.

REF: CT1242567

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AMENDMENT N° 16

TO THE

A320/A330 PURCHASE AGREEMENT

This Amendment No. 16 is made as of the 27th day of February 2013 to the A320/A330 Purchase Agreement signed on November 14, 2006,

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte 31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as “the Seller”) of the one part,

AND

TAM – LINHAS AEREAS S.A., having its principal office at:

Avenida Jurandir, 856, 4° andar, Lote 4,
CEP 04072 - 000, Jardim CECI
SAO PAULO - SP

BRAZIL

(herein after referred to as “the Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”.

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WHEREAS

A-	The Seller and the Buyer have signed on November 14, 2006, an A320/A330 Purchase Agreement (Reference CCC 337.0068/06) covering the purchase by the Buyer and the sale by the Seller of certain A320 Family Aircraft and A330-200 Aircraft which, together with all Exhibits, Appendixes, Letter Agreements, Amendment No. 1, dated as of January 21, 2008, Amendment No. 2, dated as of October 15, 2008, Amendment No. 3 dated January 12, 2009, Amendment No. 4, dated as of July 1, 2009, Amendment No. 5, dated as of December 24, 2009, Amendment No. 6, dated as of March 4, 2010, Amendment No. 7, dated as of July 28, 2010, Amendment No. 8, dated as of April 29, 2011, Amendment No. 9, dated as of June 13, 2011, Amendment No. 10, dated as of October 11, 2011, Amendment No. 11, dated as of October 11, 2011, Amendment No. 12, dated as of January 27, 2012, Amendment No. 13, dated as of November 30, 2012 Amendment No. 14, dated as of December 14, 2012 and Amendment No. 15, dated as of February 18, 2013 incorporated therein is hereinafter referred to as the “Agreement”.

B-	The Buyer and the Seller have agreed to [***] of certain A320 Family Aircraft.

C-	The Buyer and the Seller have agreed to make some changes to the Scheduled Delivery Month and Scheduled Delivery Quarter of certain A320 Family Aircraft.

D-	The Buyer and the Seller have agreed to make certain [***] the Propulsion Systems and NEO Propulsion Systems for certain Aircraft.

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NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	A320 FAMILY TYPE CONVERSION AND RESCHEDULING

1.1	The Buyer has requested to the Seller, and the Seller has agreed to [***] A320 Family Aircraft (the “[***] Aircraft”) and to reschedule the delivery of i) Aircraft identified by rank number 121 and ii) to certain [***] Aircraft as follows:

Aircraft Rank	CAC_Id	[***] Scheduled Delivery Month / Quarter	[***] Scheduled Delivery Quarter	[***] Aircraft Type	[***] Aircraft Type	Aircraft Batch
96	[***]	[***] 2015	[***] 2015	A320	A321	Aircraft Nos 95-114
112	[***]	[***] 2015	[***] 2015	A319	A321	Aircraft Nos 95-114
114	[***]	[***] 2015	[***] 2015	A320	A321	Aircraft Nos 95-114
120	[***]	June 2014	[***] 2016	A319	A321	2010 A320 Family Incremental Aircraft
121	[***]	September 2014	November 2014	A321	A321	2010 A320 Family Incremental Aircraft
122	[***]	August 2014	[***] 2016	A320	A321	2010 A320 Family Incremental Aircraft
123	[***]	July 2014	[***] 2016	A319	A321	2010 A320 Family Incremental Aircraft
125	[***]	November 2014	[***] 2016	A320	A321	2010 A320 Family Incremental Aircraft
126	[***]	[***] 2014	[***] 2016	A319	A321	2010 A320 Family Incremental Aircraft
128	[***]	[***] 2015	[***] 2016	A320	A321	2010 A320 Family Incremental Aircraft
129	[***]	[***] 2015	[***] 2016	A319	A321	2010 A320 Family Incremental Aircraft
130	[***]	[***] 2015	[***] 2016	A319	A321	2010 A320 Family Incremental Aircraft
132	[***]	[***] 2015	[***] 2016	A320	A321	2010 A320 Family Incremental Aircraft
134	[***]	[***] 2015	[***] 2015	A320	A321	2010 A320 Family Incremental Aircraft

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Aircraft Rank	CAC_Id	[***] Scheduled Delivery Month / Quarter	[***] Scheduled Delivery Quarter	[***] Aircraft Type	[***] Aircraft Type	Aircraft Batch
135	[***]	[***]	[***]	A320	A321	2011 A320 Family Incremental Aircraft
136	[***]	1st Quarter 2016	1st Quarter 2016	A320	A321	2011 A320 Family Incremental Aircraft
137	[***]	[***]	[***]	A320	A321	2011 A320 Family Incremental Aircraft
138	[***]	[***]	[***]	A320	A321	2011 A320 Family Incremental Aircraft
139	[***]	[***]	[***]	A320	A321	2011 A320 Family Incremental Aircraft
140	[***]	[***]	[***]	A320	A321	2011 A320 Family Incremental Aircraft
141	[***]	[***]	[***]	A320	A321	2011 A320 Family Incremental Aircraft
142	[***]	[***]	[***]	A320	A321	2011 A320 Family Incremental Aircraft
143	[***]	[***]	[***]	A320	A321	2011 A320 Family Incremental Aircraft
144	[***]	[***]	[***]	A320	A321	2011 A320 Family Incremental Aircraft

1.2	As a result of the Aircraft [***] set forth in Clause 1.1 above, Clause 1.1 of Amendment No. 7 is hereby amended and restated as follows:

QUOTE

1.1	“Sale and Purchase: Pursuant to and in accordance with the terms and conditions contained in this Amendment N°7 (and incorporating the relevant provisions of the A320/A330 Purchase Agreement), the Seller shall sell and deliver and the Buyer shall buy and take delivery of [***] A320 Aircraft and [***] A321 Aircraft (hereinafter collectively referred to as the “2010 A320 Family Incremental Aircraft”).

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UNQUOTE

As a result of the Aircraft [***] set forth in Clause 1.1 above, Clause 0.1 of Amendment No. 10 is hereby amended and restated as follows:

QUOTE

0.1 Sale and Purchase: Pursuant to and in accordance with the terms and conditions contained in this Amendment N°10 (and incorporating the relevant provisions of the A320/A330 Purchase Agreement), the Seller shall sell and deliver and the Buyer shall buy and take delivery of [***] A321 Aircraft (hereinafter collectively referred to as the “2011 A320 Family Incremental Aircraft”).

UNQUOTE

1.3	New Delivery Schedule: As a result of the rescheduling [***] set forth in Clause 1.1 above, Clause 9.1.1.1 of the Agreement is hereby amended and restated as follows:

QUOTE

9.1.1.1	A319 / A320 / A321 Aircraft

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 64	A321	Aug-07
- Aircraft N° 65	A321	Aug-07
- Aircraft N° 66	A320	Oct-07
- Aircraft N° 67	A320	Oct-07
- Aircraft N° 68	A321	Nov-07
- Aircraft N° 69	A319	Nov-08
- Aircraft N° 70	A319	Jul-08
- Aircraft N° 71	A319	Aug-08
- Aircraft N° 72	A321	Feb-09
- Aircraft N° 73	A321	Jan-09
- Aircraft N° 74	A321	Mar-13
- Aircraft N° 75	A320	May-09
- Aircraft N° 76	A320	Dec-11
- Aircraft N° 77	A321	Jan-11
- Aircraft N° 78	A320	Dec-11
- Aircraft N° 79	A321	Apr-11
- Aircraft N° 80	A321	Jun-10
- Aircraft N° 81	A319	Jan-10
- Aircraft N° 82	A319	Jul-11
- Aircraft N° 83	A319	Jun-11
- Aircraft N° 84	A321	Jun-10
- Aircraft N° 85	A320	Mar-12
- Aircraft N° 86	A320	Feb-12
- Aircraft N° 87	A320	Jun-13
- Aircraft N° 88	A320	Nov-13

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Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 89	A319	Jun-11
- Aircraft N° 90	A320	Jul-12
- Aircraft N° 91	A320	Mar-12
- Aircraft N° 92	A320	Oct-10
- Aircraft N° 93	A320	Jun-12
- Aircraft N° 94	A320	Nov-13
- Aircraft N° 95	A320	Aug-12	Aircraft Nos 95-114
- Aircraft N° 96	A321	[***] 2015	Aircraft Nos 95-114
- Aircraft N° 97	A320	Oct-12	Aircraft Nos 95-114
- Aircraft N° 98	A320	Mar-14	Aircraft Nos 95-114
- Aircraft N° 99	A320	Nov-13	Aircraft Nos 95-114
- Aircraft N° 100	A320	Aug-13	Aircraft Nos 95-114
- Aircraft N° 101	A320	May-13	Aircraft Nos 95-114
- Aircraft N° 102	A320	Jun-13	Aircraft Nos 95-114
- Aircraft N° 103	A320	Apr-13	Aircraft Nos 95-114
- Aircraft N° 104	A320	Jul-13	Aircraft Nos 95-114
- Aircraft N° 105	A320	Sep-13	Aircraft Nos 95-114
- Aircraft N° 106	A320	Sep-13	Aircraft Nos 95-114
- Aircraft N° 107	A320	May-14	Aircraft Nos 95-114
- Aircraft N° 108	A320	Oct-13	Aircraft Nos 95-114
- Aircraft N° 109	A320	Jun-14	Aircraft Nos 95-114
- Aircraft N° 110	A319	Oct-12	Aircraft Nos 95-114
- Aircraft N° 111	A320	May-12	Aircraft Nos 95-114
- Aircraft N° 112	A321	[***] 2015	Aircraft Nos 95-114
- Aircraft N° 113	A320	Mar-12	Aircraft Nos 95-114
- Aircraft N° 114	A321	[***] 2015	Aircraft Nos 95-114
- Aircraft N° 115	A321	Jan-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 116	A320	Feb-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 117	A320	Mar-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 118	A321	Apr-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 119	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 120	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 121	A321	Nov-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 122	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 123	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 124	A321	Dec-14	2010 A320 Family Incremental Aircraft

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Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 125	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 126	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 127	A321	[***] -15	2010 A320 Family Incremental Aircraft
- Aircraft N° 128	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 129	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 130	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 131	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 132	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 133	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 134	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 135	A321	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 136	A321	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 137	A321	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 138	A321	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 139	A321	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 140	A321	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 141	A321	[***] 2017	2011 A320 Family Incremental Aircraft
- Aircraft N° 142	A321	[***] 2017	2011 A320 Family Incremental Aircraft
- Aircraft N° 143	A321	[***] 2017	2011 A320 Family Incremental Aircraft
- Aircraft N° 144	A321	[***] 2017	2011 A320 Family Incremental Aircraft

-[***] Aircraft N° 145	A320	[***] 2016	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 146	A320	[***] 2016	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 147	A320	[***] 2017	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 148	A320	[***] 2017	2011 A320 [***] Family Aircraft

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
-[***] Aircraft N° 149	A320	[***] 2017	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 150	A320	[***] 2017	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 151	A320	[***] 2017	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 152	A320	[***] 2017	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 153	A320	[***] 2017	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 154	A320	[***] 2017	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 155	A320	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 156	A320	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 157	A320	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 158	A320	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 159	A320	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 160	A320	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 161	A321	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 162	A321	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 163	A321	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 164	A321	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 165	A321	[***] 2018	2011 A320 [***] Family Aircraft
-[***] Aircraft N° 166	A321	[***] 2018	2011 A320 [***] Family Aircraft

1.4	Pre-delivery payment:

The Predelivery Payments paid to date in respect of the [***] Aircraft and Aircraft identified by rank number 121 totals [***] As a result of the Aircraft [***] rescheduling set forth in Clause 1.1 above, the parties hereby agree the Buyer shall [***] in respect of the [***] Aircraft, and [***] in accordance with the Predelivery Payment schedule and this amount [***] under the Agreement. This amount when [***] as of the date hereof.

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

1.5	Propulsion System and BFE:

1.5.1	The Buyer will notify the relevant Propulsion Systems and BFE suppliers of the changes in the delivery schedule [***] effected pursuant to Clause 1.3 and will ensure the availability of the relevant Propulsion Systems and BFE in accordance with the requirements of the Agreement. The Buyer will also notify the relevant Propulsion Systems suppliers of any changes effected pursuant to Clause 1.5.2 and ensure the availability of the selected Propulsion Systems.

1.5.2	Notwithstanding anything to the contrary in the Agreement, the Buyer will provide written notice to the Seller of its choice of Propulsion Systems with respect to the Aircraft rank 119 through and including rank 134 no later than [***]

The Buyer has previously notified the Seller that Aircraft rank 115 through and including rank 118 will be equipped with CFM International 56-5B4/P engines for the A320-200 type Aircraft and International Aero Engine V2533-A5 engines for the A321-200 type Aircraft.

The Buyer has also previously notified the Seller of its Propulsion Systems selection with respect to Aircraft ranks 96, 112 and 114, [***]

1.5.3	The last sentence in Clause 2.3 of Amendment No. 11 is hereby amended and restated as follows:

QUOTE

The Buyer will provide written notice of its choice of NEO Propulsion Systems with respect to the A320 NEO Family Aircraft no later than [***] for the Aircraft with the New Engine Option scheduled to be delivered up to and including [***] pursuant to Clause 9.1.1.1. For the Aircraft with the New Engine Option scheduled to be delivered from and including the [***] the Buyer shall notify the Seller in writing [***] prior to the Scheduled Delivery Month of such Aircraft.

UNQUOTE

1.5.4	If the Buyer does not notify the Seller of its choice of Propulsion Systems or NEO Propulsion Systems on the dates and in the manner specified in the Agreement, then, in addition to any other rights or remedies available to the Seller under the Agreement or at law, [***]

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[***]

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1.6	Escalation:

Clause 1.1(ii) of Letter Agreement No. 2 to Amendment No. 7 of the Agreement shall be amended, in respect of Aircraft identified by rank numbers 120, 122, 123, 125, 126, 128, 129, 130 & 132, by deleting each and every reference to the date [***] and replacing it with the date [***]

2.	CONFIDENTIALITY

This Amendment No. 16 is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

3.	LAW AND JURISDICTION

This Amendment No. 16 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this No. 16 shall be within the exclusive jurisdiction of the Courts of England.

4.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment No. 16, the Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 16.

This Amendment No. 16 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

The Agreement between the Seller and the Buyer shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

In the event of any inconsistency between the Agreement and the present Amendment No. 16, the latter shall prevail to the extent of said inconsistency.

5.	SEVERABILITY

In the event that any provision of this Amendment No. 16 should for any reason be held ineffective, the remainder of this Amendment No. 16 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment No. 16 prohibited or unenforceable in any respect. Any provisions of this Amendment No. 16 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment No. 16.

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

This Amendment No 16 has been executed in two (2) original specimens which are in English.

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

IN WITNESS WHEREOF this Amendment No 16 to the Agreement was duly entered into the day and year first above written.

For and on behalf of		For and on behalf of

TAM - LINHAS AEREAS S.A.		AIRBUS S.A.S.

Name:	Ruy Antonio Mendes Amparo	Name:

Title:	Vice President Director	Title:

Name:	José Zaidan Maluf

Title:	Attorney-in-fact Procurador

A320/A330 PA – TAM – Amdt. 16 – CT1242567- 2/2013	Page 14 of 14

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT N° 17

TO THE A320/A330

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

AND

TAM – LINHAS AEREAS S.A.

REF: CT1242567

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT N° 17

TO THE

A320/A330 PURCHASE AGREEMENT

This Amendment No.17 is made as of the 19th day of August 2013 to the A320/A330 Purchase Agreement signed on November 14, 2006,

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as “the Seller”) of the one part,

AND

TAM – LINHAS AEREAS S.A., having its principal office at:

Avenida Jurandir, 856, 4°andar, Lote 4,

CEP 04072 - 000, Jardim CECI

SAO PAULO - SP

BRAZIL

(herein after referred to as “the Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”.

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

WHEREAS

A-	The Seller and the Buyer have signed on November 14, 2006, an A320/A330 Purchase Agreement (Reference CCC 337.0068/06) covering the purchase by the Buyer and the sale by the Seller of certain A320 Family Aircraft and A330-200 Aircraft which, together with all Exhibits, Appendixes, Letter Agreements, Amendment No. 1, dated as of January 21, 2008, Amendment No. 2, dated as of October 15, 2008, Amendment No. 3 dated January 12, 2009, Amendment No. 4, dated as of July 1, 2009, Amendment No. 5, dated as of December 24, 2009, Amendment No. 6, dated as of March 4, 2010, Amendment No. 7, dated as of July 28, 2010, Amendment No. 8, dated as of April 29, 2011, Amendment No. 9, dated as of June 13, 2011, Amendment No. 10, dated as of October 11, 2011, Amendment No. 11, dated as of October 11, 2011, Amendment No. 12, dated as of January 27, 2012, Amendment No. 13, dated as of November 30, 2012 Amendment No. 14, dated as of December 14, 2012, Amendment No. 15, dated as of February 18, 2013 and Amendment No. 16, dated as of February 27, 2013 incorporated therein is hereinafter referred to as the “Agreement”.

B-	The Buyer and the Seller have agreed to make a change to the Scheduled Delivery Month of a certain A320 Family Aircraft.

C-	The Buyer wishes to make its selection of the Propulsion Systems and NEO Propulsion Systems for certain Aircraft.

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NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	A320 FAMILY [***] AND RESCHEDULING

1.1	The Parties have agreed to reschedule the delivery of one (1) Aircraft identified by rank number 118 as follows:

Aircraft Rank	CAC_Id	Original Scheduled Delivery Month / Quarter	Revised Scheduled Delivery Quarter	Aircraft Type	Aircraft Batch
118	355733	April 2014	May 2014	A321	2010 A320 Family Incremental Aircraft

1.2	New Delivery Schedule: As a result of the rescheduling set forth in Clause 1.1 above, Clause 9.1.1.1 of the Agreement is hereby amended and restated as follows:

QUOTE

9.1.1.1	A319 / A320 / A321 Aircraft

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 64	A321	Aug-07
- Aircraft N° 65	A321	Aug-07
- Aircraft N° 66	A320	Oct-07
- Aircraft N° 67	A320	Oct-07
- Aircraft N° 68	A321	Nov-07
- Aircraft N° 69	A319	Nov-08
- Aircraft N° 70	A319	Jul-08
- Aircraft N° 71	A319	Aug-08
- Aircraft N° 72	A321	Feb-09
- Aircraft N° 73	A321	Jan-09
- Aircraft N° 74	A321	Mar-13
- Aircraft N° 75	A320	May-09
- Aircraft N° 76	A320	Dec-11
- Aircraft N° 77	A321	Jan-11
- Aircraft N° 78	A320	Dec-11
- Aircraft N° 79	A321	Apr-11
- Aircraft N° 80	A321	Jun-10
- Aircraft N° 81	A319	Jan-10
- Aircraft N° 82	A319	Jul-11
- Aircraft N° 83	A319	Jun-11
- Aircraft N° 84	A321	Jun-10
- Aircraft N° 85	A320	Mar-12
- Aircraft N° 86	A320	Feb-12

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Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 87	A320	Jun-13
- Aircraft N° 88	A320	Nov-13
- Aircraft N° 89	A319	Jun-11
- Aircraft N° 90	A320	Jul-12
- Aircraft N° 91	A320	Mar-12
- Aircraft N° 92	A320	Oct-10
- Aircraft N° 93	A320	Jun-12
- Aircraft N° 94	A320	Nov-13
- Aircraft N° 95	A320	Aug-12	Aircraft Nos 95-114
- Aircraft N° 96	A321	[***] 2015	Aircraft Nos 95-114
- Aircraft N° 97	A320	Oct-12	Aircraft Nos 95-114
- Aircraft N° 98	A320	Mar-14	Aircraft Nos 95-114
- Aircraft N° 99	A320	Nov-13	Aircraft Nos 95-114
- Aircraft N° 100	A320	Aug-13	Aircraft Nos 95-114
- Aircraft N° 101	A320	May-13	Aircraft Nos 95-114
- Aircraft N° 102	A320	Jun-13	Aircraft Nos 95-114
- Aircraft N° 103	A320	Apr-13	Aircraft Nos 95-114
- Aircraft N° 104	A320	Jul-13	Aircraft Nos 95-114
- Aircraft N° 105	A320	Sep-13	Aircraft Nos 95-114
- Aircraft N° 106	A320	Sep-13	Aircraft Nos 95-114
- Aircraft N° 107	A320	May-14	Aircraft Nos 95-114
- Aircraft N° 108	A320	Oct-13	Aircraft Nos 95-114
- Aircraft N° 109	A320	Jun-14	Aircraft Nos 95-114
- Aircraft N° 110	A319	Oct-12	Aircraft Nos 95-114
- Aircraft N° 111	A320	May-12	Aircraft Nos 95-114
- Aircraft N° 112	A321	[***] 2015	Aircraft Nos 95-114
- Aircraft N° 113	A320	Mar-12	Aircraft Nos 95-114
- Aircraft N° 114	A321	[***] 2015	Aircraft Nos 95-114
- Aircraft N° 115	A321	Jan-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 116	A320	Feb-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 117	A320	Mar-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 118	A321	May-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 119	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 120	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 121	A321	Nov-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 122	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 123	A321	[***] 2016	2010 A320 Family Incremental Aircraft

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Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 124	A321	Dec-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 125	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 126	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 127	A321	[***] 15	2010 A320 Family Incremental Aircraft
- Aircraft N° 128	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 129	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 130	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 131	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 132	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 133	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 134	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 135	A321	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 136	A321	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 137	A321	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 138	A321	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 139	A321	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 140	A321	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 141	A321	[***] 2017	2011 A320 Family Incremental Aircraft
- Aircraft N° 142	A321	[***] 2017	2011 A320 Family Incremental Aircraft
- Aircraft N° 143	A321	[***] 2017	2011 A320 Family Incremental Aircraft
- Aircraft N° 144	A321	[***] 2017	2011 A320 Family Incremental Aircraft

- [***] Aircraft N° 145	A320	[***] 2016	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 146	A320	[***] 2016	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 147	A320	[***] 2017	2011 A320 [***] Family Aircraft

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Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- [***] Aircraft N° 148	A320	2nd Quarter 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 149	A320	2nd Quarter 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 150	A320	3rd Quarter 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 151	A320	3rd Quarter 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 152	A320	4th Quarter 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 153	A320	4th Quarter 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 154	A320	4th Quarter 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 155	A320	1st Quarter 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 156	A320	1st Quarter 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 157	A320	1st Quarter 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 158	A320	2nd Quarter 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 159	A320	2nd Quarter 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 160	A320	2nd Quarter 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N°161	A321	3rd Quarter 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 162	A321	3rd Quarter 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 163	A321	3rd Quarter 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 164	A321	4th Quarter 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 165	A321	4th Quarter 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 166	A321	4th Quarter 2018	2011 A320 [***] Family Aircraft

1.3	Propulsion System:

1.3.2	The Buyer hereby selects the following Propulsion Systems with respect to the Aircraft rank 96, 112, 114 and 119 through and including rank 134:

for each A321 Aircraft: CFM INTERNATIONAL 56-5B3/3.

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1.3.3	The Buyer hereby selects the following NEO Propulsion Systems with respect to the A320 NEO Family Aircraft rank 145 through and including rank 160:

for each A319 Aircraft: PRATT & WHITNEY PW1124G

for each A320 Aircraft: PRATT & WHITNEY PW1127G

for each A321 Aircraft: PRATT & WHITNEY PW1133G

2.	Specification – Design Weight

[***]

3.	Delivery Matters

3.1	[***]

3.2	[***]

4.	CONFIDENTIALITY

This Amendment No. 17 is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

5.	LAW AND JURISDICTION

This Amendment No. 17 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this No. 17 shall be within the exclusive jurisdiction of the Courts of England.

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6.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment No. 17, the Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 17.

This Amendment No. 17 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

The Agreement between the Seller and the Buyer shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

In the event of any inconsistency between the Agreement and the present Amendment No. 17, the latter shall prevail to the extent of said inconsistency.

This Amendment No. 17 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

7.	SEVERABILITY

In the event that any provision of this Amendment No. 17 should for any reason be held ineffective, the remainder of this Amendment No. 17 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment No. 17 prohibited or unenforceable in any respect. Any provisions of this Amendment No. 17 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment No. 17.

This Amendment No. 17 has been executed in two (2) original specimens which are in English.

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IN WITNESS WHEREOF this Amendment No. 17 to the Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

TAM - LINHAS AEREAS S.A.	AIRBUS S.A.S.

Name:	Name:

Title:	Title:

Name:

Title:

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AMENDMENT N° 18

TO THE A320/A330

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

AND

TAM – LINHAS AEREAS S. A.

REF: CT1242567

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AMENDMENT N° 18

TO THE

A320/A330 PURCHASE AGREEMENT

This Amendment No.18 is made as of the 15th day of July 2014 to the A320/A330 Purchase Agreement signed on November 14, 2006,

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as “the Seller”) of the one part,

AND

TAM – LINHAS AEREAS S.A., having its principal office at:

Avenida Jurandir, 856, 4°andar, Lote 4,

CEP 04072 - 000, Jardim CECI

SAO PAULO - SP

BRAZIL

(herein after referred to as “the Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”.

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WHEREAS

A-	The Seller and the Buyer have signed on November 14, 2006, an A320/A330 Purchase Agreement (Reference CCC 337.0068/06) covering the purchase by the Buyer and the sale by the Seller of certain A320 Family Aircraft and A330-200 Aircraft which, together with all Exhibits, Appendixes, Letter Agreements, Amendment No. 1, dated as of January 21, 2008, Amendment No. 2, dated as of October 15, 2008, Amendment No. 3 dated January 12, 2009, Amendment No. 4, dated as of July 1, 2009, Amendment No. 5, dated as of December 24, 2009, Amendment No. 6, dated as of March 4, 2010, Amendment No. 7, dated as of July 28, 2010, Amendment No. 8, dated as of April 29, 2011, Amendment No. 9, dated as of June 13, 2011, Amendment No. 10, dated as of October 11, 2011, Amendment No. 11, dated as of October 11, 2011, Amendment No. 12, dated as of January 27, 2012, Amendment No. 13, dated as of November 30, 2012 Amendment No. 14, dated as of December 14, 2012, Amendment No. 15, dated as of February 18, 2013, Amendment No. 16, dated as of February 27, 2013 and Amendment No. 17, dated as of August 19, 2013 incorporated therein is hereinafter referred to as the “Agreement”.

B-	The Buyer and the Seller have agreed to change the terms and conditions of the [***] as specified herein.

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NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	[***]

2.	CONFIDENTIALITY

This Amendment No. 18 is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

3.	LAW AND JURISDICTION

This Amendment No. 18 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this No. 18 shall be within the exclusive jurisdiction of the Courts of England.

4.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment No. 18, the Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 18.

This Amendment No. 18 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

The Agreement between the Seller and the Buyer shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

In the event of any inconsistency between the Agreement and the present Amendment No. 18, the latter shall prevail to the extent of said inconsistency.

This Amendment No. 18 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

5.	SEVERABILITY

In the event that any provision of this Amendment No. 18 should for any reason be held ineffective, the remainder of this Amendment No. 18 shall remain in full force and effect. To the extent permitted by applicable law, each

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party hereto hereby waives any provision of law which renders any provision of this Amendment No. 18 prohibited or unenforceable in any respect. Any provisions of this Amendment No. 18 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment No. 18.

This Amendment No. 18 has been executed in two (2) original specimens which are in English.

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IN WITNESS WHEREOF this Amendment No. 18 to the Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

TAM - LINHAS AEREAS S.A.	AIRBUS S.A.S.

Name:	Name:

Title:	Title:

Name:

Title:

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AMENDMENT N° 19

TO THE A320/A330

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

AND

LATAM AIRLINES GROUP S.A.

REF: CT1242567

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AMENDMENT N° 19

TO THE

A320/A330 PURCHASE AGREEMENT

This Amendment No. 19 is made as of the 11th day of December 2014 to the A320/A330 Purchase Agreement signed on November 14, 2006,

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as “the Seller”) of the one part,

AND

LATAM AIRLINES GROUP S.A., having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes

SANTIAGO

CHILE

(herein after referred to as “the Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”.

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WHEREAS

A-	The Seller and TAM Linhas Aereas S.A. (the “Original Buyer”) have signed on November 14, 2006, an A320/A330 Purchase Agreement (Reference CCC 337.0068/06) covering the purchase by the Original Buyer and the sale by the Seller of certain A320 Family Aircraft and A330-200 Aircraft which, together with all Exhibits, Appendixes, Letter Agreements, Amendment No. 1, dated as of January 21, 2008, Amendment No. 2, dated as of October 15, 2008, Amendment No. 3 dated January 12, 2009, Amendment No. 4, dated as of July 1, 2009, Amendment No. 5, dated as of December 24, 2009, Amendment No. 6, dated as of March 4, 2010, Amendment No. 7, dated as of July 28, 2010, Amendment No. 8, dated as of April 29, 2011, Amendment No. 9, dated as of June 13, 2011, Amendment No. 10, dated as of October 11, 2011, Amendment No. 11, dated as of October 11, 2011, Amendment No. 12, dated as of January 27, 2012, Amendment No. 13, dated as of November 30, 2012 Amendment No. 14, dated as of December 14, 2012, Amendment No. 15, dated as of February 18, 2013, Amendment No. 16, dated as of February 27, 2013, Amendment No. 17, dated as of August 19, 2013 and Amendment No. 18, dated as of July 15, 2014 incorporated therein is hereinafter referred to as the “Original Agreement”.

B-	The Buyer, Seller and Original Buyer entered into a novation agreement dated 30 October 2014 (the “Novation”) novating the Original Agreement from the Original Buyer to the Buyer (the Original Agreement as novated pursuant to the Novation is hereinafter referred to as the “Agreement”).

C-	The Buyer and the Seller entered into an A320 family purchase agreement dated March 20, 1998 covering the purchase by the Buyer and the sale by the Seller of certain A320 family aircraft, and such purchase agreement, together with all exhibits and appendices and as amended, supplemented or otherwise modified are together referred to as the “Original A320 Family Purchase Agreement”.

D-	The Buyer and the Seller entered into a deed of amendment and restatement of the Original A320 Family Purchase Agreement, dated August 2, 2000, dividing the Original A320 Family Purchase Agreement into two (2) separate purchase agreements and pursuant to the second such agreement as supplemented with all exhibits, appendices and as amended, supplemented or otherwise modified to and including the date hereof (the “Second A320 Family Purchase Agreement”).

E-	The Buyer and the Seller have agreed to reschedule [***] certain A321 Aircraft [***] as specified herein.

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NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	A320 Family Aircraft and A320 NEO Aircraft

1.1	[***]

1.2	Sale and Purchase: Pursuant to and in accordance with the terms and conditions contained in this Amendment N°19 (and incorporating the relevant provisions of the A320/A330 Purchase Agreement), the Seller shall sell and deliver and the Buyer shall buy and take delivery of [***] A321 NEO Aircraft (hereinafter collectively referred to as the “2014[***]Aircraft”).

1.3	All references to “2011 A320 NEO Family Aircraft” in the Agreement shall also be deemed to refer to the 2014[***]Aircraft.

1.4	As a result of [***] set forth in Clause 1.1 above, Clause 1.1 of Amendment No. 7 is hereby amended and restated as follows:

QUOTE

1.1	Sale and Purchase: Pursuant to and in accordance with the terms and conditions contained in this Amendment N°7 (and incorporating the relevant provisions of the A320/A330 Purchase Agreement), the Seller shall sell and deliver and the Buyer shall buy and take delivery of [***] A320 Aircraft and [***] A321 Aircraft (hereinafter collectively referred to as the “2010 A320 Family Incremental Aircraft”).

UNQUOTE

As a result of [***] set forth in Clause 1.1 above, Clause 0.1 of Amendment No. 10 is hereby amended and restated as follows:

QUOTE

0.1	Sale and Purchase: Pursuant to and in accordance with the terms and conditions contained in this Amendment N°10 (and incorporating the relevant provisions of the A320/A330 Purchase Agreement), the Seller shall sell and deliver and the Buyer shall buy and take delivery of [***] A321 Aircraft (hereinafter collectively referred to as the “2011 A320 Family Incremental Aircraft”).

UNQUOTE

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1.5	New Delivery Schedule: As a result of the rescheduling [***] set forth in Clause 1.1 above, Clause 9.1.1.1 of the Agreement is hereby amended and restated as follows:

QUOTE

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 64	A321	Aug-07
- Aircraft N° 65	A321	Aug-07
- Aircraft N° 66	A320	Oct-07
- Aircraft N° 67	A320	Oct-07
- Aircraft N° 68	A321	Nov-07
- Aircraft N° 69	A319	Nov-08
- Aircraft N° 70	A319	Jul-08
- Aircraft N° 71	A319	Aug-08
- Aircraft N° 72	A321	Feb-09
- Aircraft N° 73	A321	Jan-09
- Aircraft N° 74	A321	Mar-13
- Aircraft N° 75	A320	May-09
- Aircraft N° 76	A320	Dec-11
- Aircraft N° 77	A321	Jan-11
- Aircraft N° 78	A320	Dec-11
- Aircraft N° 79	A321	Apr-11
- Aircraft N° 80	A321	Jun-10
- Aircraft N° 81	A319	Jan-10
- Aircraft N° 82	A319	Jul-11
- Aircraft N° 83	A319	Jun-11
- Aircraft N° 84	A321	Jun-10
- Aircraft N° 85	A320	Mar-12
- Aircraft N° 86	A320	Feb-12
- Aircraft N° 87	A320	Jun-13
- Aircraft N° 88	A320	Nov-13
- Aircraft N° 89	A319	Jun-11
- Aircraft N° 90	A320	Jul-12
- Aircraft N° 91	A320	Mar-12
- Aircraft N° 92	A320	Oct-10
- Aircraft N° 93	A320	Jun-12
- Aircraft N° 94	A320	Nov-13
- Aircraft N° 95	A320	Aug-12	Aircraft Nos 95-114
- Aircraft N° 96	A321	[***] 2015	Aircraft Nos 95-114
- Aircraft N° 97	A320	Oct-12	Aircraft Nos 95-114
- Aircraft N° 98	A320	Mar-14	Aircraft Nos 95-114
- Aircraft N° 99	A320	Nov-13	Aircraft Nos 95-114
- Aircraft N° 100	A320	Aug-13	Aircraft Nos 95-114
- Aircraft N° 101	A320	May-13	Aircraft Nos 95-114
- Aircraft N° 102	A320	Jun-13	Aircraft Nos 95-114
- Aircraft N° 103	A320	Apr-13	Aircraft Nos 95-114

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Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 104	A320	Jul-13	Aircraft Nos 95-114
- Aircraft N° 105	A320	Sep-13	Aircraft Nos 95-114
- Aircraft N° 106	A320	Sep-13	Aircraft Nos 95-114
- Aircraft N° 107	A320	May-14	Aircraft Nos 95-114
- Aircraft N° 108	A320	Oct-13	Aircraft Nos 95-114
- Aircraft N° 109	A320	Jun-14	Aircraft Nos 95-114
- Aircraft N° 110	A319	Oct-12	Aircraft Nos 95-114
- Aircraft N° 111	A320	May-12	Aircraft Nos 95-114
- Aircraft N° 112	A321	[***] 2015	Aircraft Nos 95-114
- Aircraft N° 113	A320	Mar-12	Aircraft Nos 95-114
- Aircraft N° 114	A321	[***] 2015	Aircraft Nos 95-114
- Aircraft N° 115	A321	Jan-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 116	A320	Feb-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 117	A320	Mar-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 118	A321	May-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 119	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 120	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 121	A321	Nov-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 122	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 123	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 124	A321	Dec-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 125	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 126	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 127	A321	[***] 15	2010 A320 Family Incremental Aircraft
- Aircraft N° 128	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 129	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 130	A321	[***] 2016	2010 A320 Family Incremental Aircraft
- Aircraft N° 131	A321	[***] 2015	2010 A320 Family Incremental Aircraft

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Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 133	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 134	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 135	A321	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 136	A321	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 137	A321	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 138	A321	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 139	A321	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 140	A321	[***] 2016	2011 A320 Family Incremental Aircraft

- [***] Aircraft N° 132	A321	[***] 2021	2014 [***] Aircraft
- [***] Aircraft N° 141	A321	[***] 2021	2014 [***] Aircraft
- [***] Aircraft N° 142	A321	[***] 2021	2014 [***] Aircraft
- [***] Aircraft N° 143	A321	[***] 2021	2014 [***] Aircraft
- [***] Aircraft N° 144	A321	[***] 2021	2014 [***] Aircraft
- [***] Aircraft N° 145	A320	[***] 2016	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 146	A320	[***] 2016	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 147	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 148	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 149	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 150	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 151	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 152	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 153	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 154	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 155	A320	[***] 2018	2011 A320 [***] Family Aircraft

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Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- [***] Aircraft N° 156	A320	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 157	A320	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 158	A320	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 159	A320	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 160	A320	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 161	A321	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 162	A321	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 163	A321	[***] 2018	2011 A320[***] Family Aircraft
- [***] Aircraft N° 164	A321	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 165	A321	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 166	A321	[***] 2018	2011 A320 [***] Family Aircraft

1.6	Predelivery Payments

As a result of [***] set forth in Clause 1.1 above, the parties hereby agree the Buyer shall [***] as amended pursuant to amendment No. 17 to the Second A320 Family Purchase Agreement dated even date herewith) [***] the date hereof.

1.7	[***]

Clause 3 of Letter Agreement N°2 to Amendment N°11 to the Agreement is hereby amended by replacing the number “153” with the numbers “132, 141, 142, 143, 144 and 153” and deleting in its entirety the parenthetical “(as specified in Clause 4 of Amendment No. 11 to the A320/A330 Purchase Agreement)”.

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2.	CONFIDENTIALITY

This Amendment No. 19 is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

3.	LAW AND JURISDICTION

This Amendment No. 19 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Amendment No. 19 shall be within the exclusive jurisdiction of the Courts of England.

4.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment No. 19, the Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 19.

This Amendment No. 19 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

The Agreement between the Seller and the Buyer shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

In the event of any inconsistency between the Agreement and the present Amendment No. 19, the latter shall prevail to the extent of said inconsistency.

This Amendment No. 19 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

5.	SEVERABILITY

In the event that any provision of this Amendment No. 19 should for any reason be held ineffective, the remainder of this Amendment No. 19 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment No. 19 prohibited or unenforceable in any respect. Any provisions of this Amendment No. 19 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment No. 19.

This Amendment No. 19 has been executed in two (2) original specimens which are in English.

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IN WITNESS WHEREOF this Amendment No. 19 to the Agreement was duly entered into the day and year first above written.

For and on behalf of		For and on behalf of

LATAM AIRLINES GROUP S.A.		AIRBUS S.A.S.

Name:		Name:

Title:		Title:

LATAM AIRLINES GROUP S.A.

Name:	ANDRES DEL VALLE E.

Title:	Director Senior Finanzas Corporativas

Witness

Name:	Agusto Iglesias

Title:	Aircraft & Engines Acquisition Analyst

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IN WITNESS WHEREOF this Amendment No. 19 to the Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

Name:	Name:	Christophe Mourey

Title:	Title:	Senior Vice President Contracts

LATAM AIRLINES GROUP S.A.

Name:

Title:

Witness

Name:

Title:

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